Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Commitments and contingencies
27.	Commitments and contingencies

Purchase contracts

As of December 31, 2017, the Company has subscribed two (2) purchase contracts with Boeing. The first contract entails two (2) firm orders of Boeing 737 Next Generation aircraft, which will be delivered in 2018, while the second contract entails seventy-one (71) firm orders of Boeing 737 MAX aircraft, which will be delivered between 2018 and 2025.

The firm orders have an approximate value of $9.5 billion based on aircraft list prices, including estimated amounts for contractual price escalation and pre-delivery deposits.

Covenants

As a result of the various aircraft financing contracts entered into by the Company, the Company is required to comply with certain financial covenants. These covenants, among other things, require the Company to maintain earnings before income taxes, depreciation, amortization, and restructuring, or rent cost (“EBITDAR”) to a fixed charge ratio of at least 2.5 times, a minimum tangible net worth of $160 million, an EBITDAR to a finance charge expense ratio of at least 2.0 times, a total liability plus operating leases minus operating cash to tangible net worth ratio of less than 5.5, a long-term obligations to an EBITDAR ratio of less than 6.0, a minimum unrestricted cash balance of $50 million, and a minimum of $75 million in available cash, cash equivalents, and short-term investments.

As of December 31, 2017 and 2016, the Company was in compliance with all required covenants.

Labor unions

Approximately 62% of the Company’s 9,045 employees are unionized. There are currently nine (9) union organizations, five (5) covering employees in Panama and four (4) covering employees in Colombia. The Company traditionally had good relations with its employees and with all the unions and expects to continue to enjoy good relations with its employees and the unions in the future.

The five (5) unions covering employees in Panama include the pilots’ union (UNPAC); the flight attendants’ union (SIPANAB); the mechanics’ union (SITECMAP); the passenger service agents’ union (UGETRACO), and the industry union (SIELAS), which represents ground personnel, messengers, drivers, passenger service agents, counter agents, and other non-executive administrative staff.

Copa entered into collective bargaining agreements with the pilot’s union in July 2017, the industry union in December 2017, the mechanics’ union during the late first quarter 2018 and the flight attendants’ union during the early third quarter of 2018.

Collective bargaining agreements in Panama typically have terms of four years.

The four (4) unions covering employees in Colombia are: the pilots’ union (ACDAC), the flight attendants’ union (ACAV), the industry union (SINTRATAC), and the Mechanics Union (ACMA).

Copa entered into collective bargaining with ACDAC and ACAV in January 2018; both of which are expected to end towards the end of the first quarter of 2018. Additionally, SINTRATAC and Copa entered into collective bargaining agreement in December 2017 for terms of four years until December 2021. Negotiations with ACMA were resolved by arbitration on December 31, 2015, extending the validation every 6 months from this date, until June 30, 2017. As of December 31, 2017, ACMA has not presented a new bill of petition.

Typically, collective bargaining agreements in Colombia have terms of two to three years. Although Copa Colombia usually settles many of its collective bargaining agreement negotiations through arbitration proceedings, it has traditionally experienced good relations with its unions.

In addition to unions in Panama and Colombia, the Company’s employees in Brazil are covered by industry union agreements that cover all airline industry employees in the country; employees in Uruguay are covered by an industry union, and airport employees in Argentina are affiliated to an industry union (UPADEP).

Lines of credit for working capital and letters of credit

The Company maintained letters of credit with several banks with a value of $25.5 million as of December 31, 2017 (2016: $26.6 million). These letters of credit are pledged mainly for operating lessors, maintenance providers and airport operators.

Copa Airlines has lines of credit for a total of $212.3 million, in which it has committed lines of credit totaling $20.0 million, including one line of credit for $15 million and one overdraft line of credit of $5 million with Banco General. Copa Airlines also has uncommitted lines of credit for a total of $192.3 million, including one line of credit of $100.0 million with Bladex, one line of credit of $77.3 million with Citibank, and one line of credit of $15 million with Banco Nacional de Panama. These lines of credit have been put in place to bridge liquidity gaps and for other potential contingencies.

As of December 31, 2017, the Company has a balance of $127.8 million from lines of credit (2016: $83.5 million).

Tax audit

In March 2016, the Company received notifications from the tax authorities in Colombia and Brazil. The Company, along with its tax advisors, has concluded that it is not probable that an outflow of resources embodying economic benefits will be required to settle them, especially considering that the Company has enough arguments to support its position and also taking into consideration that both cases are in the preliminary stages.